                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 14a-11(c) or 14a-12

                            ROCK OF AGES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                            ROCK OF AGES CORPORATION
                             772 GRANITEVILLE ROAD
                          GRANITEVILLE, VERMONT 05654

                                  MAY 11, 1999

To our Stockholders:

    You are cordially invited to attend the Annual Meeting of Stockholders of Rock of Ages Corporation, to be held at 560 Graniteville Road, Graniteville, Vermont on Friday, June 18, 1999 at 10:00 a.m., Vermont time.

    We encourage you to read the enclosed Notice of Annual Meeting and Proxy Statement, as well as the enclosed 1998 Annual Report.

    After the business items of the annual meeting are completed, a group of our officers will make presentations and answer your questions about our growth strategy and our quarrying, manufacturing and retailing operations. This will be followed by lunch and tours of our Barre quarries and manufacturing plants. Our annual meeting serves as a good opportunity for you to learn more about Rock of Ages and talk informally with many of our people.

    We hope to see you at the annual meeting. It is important that your shares be represented at the annual meeting regardless of whether you are able to attend personally. Therefore, please sign, date and promptly mail the enclosed proxy card(s) in the envelope provided.

                                      Sincerely,

                                      /s/ KURT M. SWENSON
                                      Kurt M. Swenson
                                      Chairman, President and
                                      Chief Executive Officer

                            ROCK OF AGES CORPORATION

                             772 GRANITEVILLE ROAD
                          GRANITEVILLE, VERMONT 05654

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

                                 JUNE 18, 1999

To the Stockholders of
Rock of Ages Corporation:

    Notice is hereby given that the Annual Meeting of the Stockholders of Rock of Ages Corporation will be held at 560 Graniteville Road, Graniteville, Vermont, on Friday, June 18, 1999 at 10:00 a.m., Vermont time, for the following purposes:

    1. To elect two Class II Directors, each for a three-year term expiring at the annual meeting of stockholders in 2002, and until their respective successors are duly elected and qualified.

    2. To ratify the selection of KPMG LLP as the company's independent auditors for the 1999 fiscal year.

    3. To transact any other business that may properly come before the annual meeting or any adjournment thereof.

    The close of business on April 30, 1999 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof.

    It is desirable that the stock of the Company should be represented as fully as possible at the annual meeting. Please sign, date and return the accompanying proxy card(s) in the enclosed envelope, which requires no postage if mailed in the United States. Please note that separate proxy cards have been provided for the Company's Class A Common Stock and Class B Common Stock. If you are a holder of both classes of stock, please sign, date and return both proxy cards so that all of your shares may be voted. If you attend the annual meeting, you may vote in person whether or not you have sent in your proxy card(s).

                                      By Order of the Board of Directors

                                      John R. Monson
                                      Secretary

                            ROCK OF AGES CORPORATION
                                PROXY STATEMENT
                                  SOLICITATION

    This Proxy Statement is furnished in connection with the solicitation, by and on behalf of the Board of Directors (the "Board") of Rock of Ages Corporation, a Delaware corporation (the "Company"), of proxies (each a "Proxy", and collectively the "Proxies") to be voted at the Company's 1999 Annual Meeting of Stockholders (the "Meeting"), and at any adjournments thereof. The Meeting will be held at 560 Graniteville Road, Graniteville, Vermont, on Friday, June 18, 1999 at 10:00 a.m., Vermont time. The principal executive offices of the Company are located at 772 Graniteville Road, Graniteville, Vermont 05654.

    All expenses of this solicitation will be borne by the Company, including the cost of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms, banks and other nominees for their reasonable expenses in forwarding proxy material to beneficial owners of the Company's stock. The Company has retained Beacon Hill Partners, Inc. to assist in the solicitation of proxies. They will be paid an aggregate fee for their services estimated to be $2,500, and will be reimbursed for their out-of-pocket expenses. In addition to solicitation by mail, certain directors, officers and regular employees of the company may solicit Proxies by telephone, overnight delivery service, facsimile or otherwise.

    This Proxy Statement, the accompanying Proxy and the Company's 1998 Annual Report are being first mailed to stockholders of the Company on or about May 11, 1999.

RECORD DATE AND VOTING SECURITIES

    Only holders of record of the Class A Common Stock, par value $.01 per share of the Company (the "Class A Common Stock"), and Class B Common Stock, par value $.01 per share of the Company (the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock"), at the close of business on April 30, 1999, (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, the Company had outstanding (i) 4,255,193 shares of Class A Common Stock, each of which is entitled to one vote, or a total of 4,255,193 votes, and (ii) 3,425,087 shares of Class B Common Stock, each of which is entitled to ten votes, or a total of 34,250,870 votes. Accordingly, at the close of business on the Record Date, 7,680,280 shares of Common Stock were outstanding, representing a total of 38,506,063 votes.

    The presence at the Meeting, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock is necessary to constitute a quorum to transact business. In the absence of a quorum at the Meeting, the Meeting may be adjourned from time to time without notice, other than announcement at the Meeting, until a quorum is present. If a quorum is present at the Meeting, the Class II directors will be elected by a plurality of the votes cast either in person or by Proxy at the Meeting. Ratification of the selection of KPMG LLP as the Company's independent auditors for the 1999 fiscal year will require the affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by Proxies at the Meeting.

    All duly executed Proxies received prior to the Meeting and not revoked will be voted in accordance with the directions specified thereon. If no direction has been specified in a duly executed Proxy, the shares represented thereby will be voted for the election of each of the nominees for Class II director specified herein and for the proposal to ratify the selection of KPMG LLP as the Company's independent auditors for the 1999 fiscal year. Shares represented by a duly executed Proxy will be voted in the discretion of the persons named in the Proxy in connection with any other matter that may properly come before the Meeting. The Company has not received notice of any such other matter as required by the Company's Amended and Restated By-Laws (the "By-Laws") in order to be presented at the Meeting. A stockholder giving a Proxy may revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Company a written notice of revocation, by signing and delivering to the Secretary of the Company a Proxy bearing a later date or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a Proxy.

    A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of nominees for directors or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' Proxies in their own discretion.

GENERAL

    The Board currently consists of seven members. In accordance with the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the members of the Board are divided into three classes, designated Class I, Class II and Class III, respectively, and are elected for a term of office expiring at the third succeeding annual stockholders' meeting following their election to office and until their successors are duly elected and qualified. The Certificate of Incorporation also provides that each such class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. The term of office of the Class II directors expires at the Meeting. The Class III and I directors are serving terms that expire at the annual meeting of stockholders in 2000 and 2001, respectively.

    George R. Anderson and Frederick E. Webster, Jr., the Class II directors whose terms are expiring at the Meeting, have been nominated by the Board for re-election at the Meeting for a three-year term of office expiring at the annual meeting of stockholders in 2002 and until their successors are duly elected and qualified. Proxies may be voted for two directors.

    In October of 1998, the Board of Directors accepted the written resignations of Mark A. Gherardi, a Class I director, C. Thomas Oglesby, a Class II director and John E. Keith, a Class III director. Messrs. Gherardi, Oglesby and Keith are all senior officers of the Company. Concurrently, Jon M. Gregory, President and Chief Operating Officer of the Quarries Division, was elected a Class III director by the Board to fill the vacancy in the Class III directorship created by Mr. Keith's resignation, and the size of the Board was reduced from nine to seven.

    The resignations of Messrs. Gherardi, Keith and Oglesby and the election of Mr. Gregory reflect the Board's intention to increase the proportion of non-employee directors on the Board, and to reduce the overall size of the Board. As a result of these resignations and the actions described above, the Board now consists of seven members, with three directors in Class III and two directors in each of Class I and Class II.

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS II DIRECTORS. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS CLASS II DIRECTORS.

    Stockholders may not cumulate their votes in the election of directors. The two nominees receiving the highest number of affirmative votes will be elected to the Board. Stockholders entitled to vote for the election of directors may withhold authority to vote for any or all nominees for directors. If any nominee becomes unavailable for any reason, then the shares represented by a Proxy will be voted FOR the remainder of the listed nominees and for such other nominees as may be designated by the

Board as replacements for those who become unavailable. Discretionary authority to do so is included in the Proxies.

    The following table sets forth the names, ages and position with the Company or its affiliates of the persons who have been nominated for election as Class II directors and other current directors of the Company.

NAME                                                          AGE      TITLE
--------------------------------------------------------     -----     ---------------------------------------------

NOMINEES FOR CLASS II DIRECTOR (FOR TERM EXPIRING AT
  2002 ANNUAL MEETING)

George R. Anderson......................................          59   Director

Frederick E. Webster, Jr. (1)...........................          61   Director

CONTINUING CLASS III DIRECTORS (TERM EXPIRES AT 2000
  ANNUAL MEETING)

Jon M. Gregory..........................................          49   President and Chief Operating
                                                                       Officer/Quarries Division, Director

Richard C. Kimball......................................          57   Chief Operating Officer/Memorials
                                                                       Division, Vice Chairman of the Board

Kurt M. Swenson.........................................          53   President, Chief Executive
                                                                       Officer, Chairman of the Board

CONTINUING CLASS I DIRECTORS (TERM EXPIRES AT 2001
  ANNUAL MEETING)

James L. Fox (1)........................................          47   Director

Charles M. Waite (1)....................................          66   Director

------------------------

(1) Member of the Audit Committee and the Compensation Committee

    Certain additional information concerning the directors and executive officers of the Company is set forth below.

DIRECTORS

    GEORGE R. ANDERSON has been a director of the Company since 1984. From 1984 until February 1999, Mr. Anderson was also Chief Financial Officer and Treasurer and until April 1999 Mr. Anderson was Senior Vice President/Finance. Mr. Anderson joined the Company in 1969 as the Chief Accountant and subsequently held the position of Controller. He has been a director of the Barre Granite Association and a trustee of the Granite Group Insurance Trust and the Barre Belt Multi-Employer Pension Plan. Mr. Anderson's current term as a director of the Company will expire at the Meeting.

    JAMES L. FOX has been Executive Vice President and General Manager of First Data Investor Services Group, a division of First Data Corporation since 1989. Mr. Fox has been a director of the Company since October 1997. Mr. Fox's current term as a director of the Company will expire in 2001.

    RICHARD C. KIMBALL has been Chief Operating Officer/Memorials Division and Vice Chairman of the Board since 1993 and a director of the Company since 1986. Prior to joining the Company, Mr. Kimball served as a director, principal and President of The Bigelow Company, Inc., a strategic planning and investment banking firm from 1972 until 1993. Mr. Kimball's current term as a director of the Company will expire in 2000.

    KURT M. SWENSON has been President, Chief Executive Officer and Chairman of the Board of the Company since 1984. Prior to the Company's initial public offering of Class A Common Stock (the "IPO"), Mr. Swenson had been the Chief Executive Officer and a director of Swenson Granite Company, Inc. ("Swenson Granite") since 1974, and currently serves as non-officer Chairman of the Board of Swenson Granite Company LLC ("Swenson LLC"), a Delaware limited liability company engaged in the granite curb and landscaping business. He is also a director of the American Monument Association, the Funeral and Memorial Information Council, the National Building Granite Quarries Association and Group Polycor International. Mr. Swenson's current term as a director of the Company will expire in 2000.

    CHARLES M. WAITE has been a director of the Company since 1985. Since 1989, Mr. Waite has been managing partner of Chowning Partners, a financial consulting firm that provides consulting services to New England companies. Mr. Waite's current term as a director will expire in 2001.

    FREDERICK E. WEBSTER, JR., PH.D. has been a Professor of Management at the Amos Tuck School of Business Administration of Dartmouth College since 1965. He is also a management consultant and lecturer. Dr. Webster serves as a director of Vermont Public Radio and the American Marketing Association. He is also member of the Corporation of Mary Hitchcock Memorial Hospital. Mr. Webster has been a director since October, 1997. Mr. Webster's current term as a director of the Company will expire at the Meeting.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    JOHN L. FORNEY has been Chief Financial Officer and Treasurer of the Company since February 1999. Prior to assuming that position and since 1996, Mr. Forney was a Senior Vice President at Raymond James & Associates, Inc. From 1994 to 1996, Mr. Forney was a Vice President at Morgan Stanley & Co., Inc. Mr. Forney is 37 years old.

    MARK A. GHERARDI has been Senior Vice President/Manufacturing/Memorials Division of the Company since March of 1999. From 1996 to March of 1999, Mr. Gherardi was Senior Vice President/ Barre and Canada Manufacturing Operations of the Company. Prior to 1996, Mr. Gherardi held various sales and production positions over a 20-year period with Lawson Granite Company. Mr. Gherardi is 40 years old.

    JOHN E. KEITH has been President/Memorials Division of the Company since October 1997. Prior to that time and since 1989, Mr. Keith had been an owner of and President of Keith Monument Company. From 1965 to 1989, Mr. Keith held various officer positions with Keith Monument Company. Mr. Keith is 51 years old.

BOARD ACTIONS; COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company met four times and acted by unanimous written consent approximately four times in 1998. Each of the directors attended all of the meetings of the Board and all of the meetings of the committees of the Board on which they served.

    The Board has three standing committees, the Audit Committee, the Compensation Committee and the Acquisition Committee. The functions of these committees and the number of meetings held during 1998 are described below.

    The principal function of the Audit Committee, which consists of Messrs. Fox, Waite and Webster, is to endeavor to assure the integrity and adequacy of financial statements issued by the Company. The Audit Committee reviews the systems, procedures and the activities of the public accounting firm performing the external audit. The Audit Committee met twice as a committee during 1998.

    The principal function of the Compensation Committee, which consists of Messrs. Fox, Waite and Webster, is to review periodically the suitability of, and to make recommendations to the Board concerning, the remuneration arrangements (including benefits) for the executive officers of the Company. The Compensation Committee also administers, and makes grants of stock based awards under, the Company's Amended and Restated 1994 Stock Plan, as amended through October 26, 1998 (the "1994 Plan"). The Compensation Committee met twice as a committee and acted by unanimous written consent six times during 1998.

    The principal function of the Acquisition Committee, which consisted until February 1, 1999 of Messrs. Anderson, Kimball and Swenson and after that date of Messrs. Kimball and Swenson, is to review and approve acquisitions as necessary between regular meetings of the Board. The Acquisition Committee acted by unanimous written consent fourteen times in 1998.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of April 30, 1999, certain information with respect to the beneficial ownership of the Common Stock by each (i) director, (ii) executive officer and (iii) beneficial owner of more than 5% of either class of the outstanding Common Stock known to the Company, based on Securities and Exchange Commission filings and other available information, and
(iv) by all directors and executive officers of the Company as a group. The Class B Common Stock is convertible on a share-for-share basis into Class A Common Stock. The Class B Common Stock is entitled to ten votes per share and the Class A Common Stock is entitled to one vote per share.

                                                                                PERCENT OF                  PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                              NUMBER        CLASS      NUMBER (2)     CLASS (2)
-----------------------------------------------------------------  ----------  -------------  -----------  -------------
                                                                       SHARES OF CLASS B          SHARES OF CLASS A
                                                                         COMMON STOCK                COMMON STOCK
                                                                      BENEFICIALLY OWNED          BENEFICIALLY OWNED
                                                                   -------------------------  --------------------------

Goldman Sachs Group LP(3)........................................                                507,700          13.0
  85 Broad Street
  New York, NY 10004

First Union Corporation(4).......................................                                383,700           9.9
  One First Union Center
  Charlotte, NC 28288-0137

Wellington Management Company(5).................................                                401,200          10.3
  75 State Street
  Boston, MA 02109

J.P. Morgan & Co., Incorporated(6)...............................                                211,000           5.4
  60 Wall Street
  New York, NY 10260

G. Thomas Oglesby, Jr.(7)........................................     263,441          7.0       293,441           6.2

Kurt M. Swenson(8)...............................................   1,023,489         27.1     1,130,989          20.6

Kevin C. Swenson(9)..............................................   1,023,489         27.1     1,023,489          18.7

Mark A. Gherardi(10).............................................     307,573          8.2       307,573           6.5

Robert L. Pope(11)...............................................     231,375          6.1       231,375           4.9

Peter A. Friberg(12).............................................     236,375          6.3       236,375           5.0

Richard C. Kimball...............................................      29,126             *      111,926           2.5

                                                                                PERCENT OF                  PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                              NUMBER        CLASS      NUMBER (2)     CLASS (2)
-----------------------------------------------------------------  ----------  -------------  -----------  -------------
                                                                       SHARES OF CLASS B          SHARES OF CLASS A
                                                                         COMMON STOCK                COMMON STOCK
                                                                      BENEFICIALLY OWNED          BENEFICIALLY OWNED
                                                                   -------------------------  --------------------------
John E. Keith(13)................................................                                 65,540           1.5

George R. Anderson(14)...........................................      15,000             *       65,000           1.5

Jon M. Gregory(15)...............................................      30,000             *       84,126           1.9

John L. Forney(16)...............................................                         *       15,000              *

Charles M. Waite.................................................      29,126             *       30,000              *

James L. Fox(17).................................................                                 12,650              *

Frederick E. Webster, Jr.(18)....................................                                 11,650              *

All directors and executive officers as a group (10 persons).....   1,434,314         38.0     1,834,454          31.1

------------------------

    Executive Officer and/or Director

*   Less than 1%

(1) The business address of each director and executive officer of the Company is c/o Rock of Ages Corporation, 772 Graniteville Road, Graniteville, Vermont 05654.

(2) For each beneficial owner (and directors and executive officers as a group),
    (i) the number of shares of Class A Common Stock listed includes (or is comprised solely of) a number of shares equal to the number of shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) and (ii) the percentage of Class A Common Stock listed assumes the conversion on April 30, 1999 of all shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) into Class A Common Stock and also that no other shares of Class B Common Stock beneficially owned by others are so converted.

(3) According to an Amendment No. 1 to Schedule 13G dated February 14, 1999, the shares listed are owned by Goldman Sachs Performance Partners, L.P. and Goldman Sachs Performance Partners (Offshore), L.P., or are owned or may deem to be beneficially owned by Goldman Sachs & Co., a registered broker or dealer and investment advisor.

(4) According to a Schedule 13G dated February 11, 1999, the shares listed are owned by certain subsidiaries of First Union Corporation which are either investment advisors or hold the securities in a fiduciary capacity for their respective customers.

(5) According to an Amendment No. 1 to Schedule 13G dated February 26, 1999, Wellington Management Company LLP, in its capacity as an investment advisor, may be deemed to be the beneficial owner of the listed shares which are held of record for its clients.

(6) According to a Schedule 13G dated February 23, 1999, the shares listed are owned by certain bank and investment advisor subsidiaries of J.P. Morgan & Co. Incorporated.

(7) The 263,441 shares of Class B Common Stock listed are owned of record by Missouri Red Quarries, Inc. ("Missouri Red"). Missouri Red is 100% owned by
    G. Thomas Oglesby, Jr. who is its President and sole director. Includes 30,000 shares of Class A Common Stock subject to currently exercisable stock options.

(8) Kurt M. Swenson is the brother of Kevin C. Swenson.

(9) Kevin C. Swenson is the brother of Kurt M. Swenson.

(10) Includes 60,000 shares of Class B Common Stock subject to currently exercisable stock options.

(11) Includes 60,000 shares of Class B Common Stock subject to currently exercisable stock options.

(12) Includes 60,000 shares of Class B Common Stock subject to currently exercisable stock options.

(13) Includes 25,000 shares of Class A Common Stock subject to currently exercisable stock options.

(14) All 15,000 shares of Class B Common Stock listed are subject to currently exercisable stock options.

(15) All 30,000 shares of Class B Common Stock listed are subject to currently exercisable stock options.

(16) All 15,000 shares of Class A Common Stock listed are subject to currently exercisable stock options.

(17) Includes 11,650 shares of Class A Common Stock subject to currently exercisable stock options.

(18) All 11,650 shares of Class A Common Stock listed are subject to currently exercisable stock options.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Common Stock and other equity securities of the Company to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Based solely on a review of the copies of such reports furnished to the Company during fiscal year ended December 31, 1998, the Company believes all Section 16(a) filing requirements were satisfied.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following table sets forth compensation and certain other information with respect to the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for the year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                         SECURITIES          ALL OTHER
NAME AND PRINCIPAL POSITION                           YEAR       SALARY      BONUS       OPTIONS(#)       COMPENSATION(1)
--------------------------------------------------  ---------  ----------  ---------  -----------------  -----------------
                                                                ANNUAL COMPENSATION       LONG-TERM
                                                               ---------------------    COMPENSATION
                                                                                      -----------------

Kurt M. Swenson...................................       1998  $  310,320  $  36,000            -0-          $   1,150
  President, Chief Executive Officer, Chairman of
  the Board

Richard C. Kimball................................       1998  $  210,360  $  33,000            -0-          $   1,150
  Chief Operating Officer/Memorials Division, Vice
  Chairman of the Board

Jon M. Gregory....................................       1998  $  171,920  $  22,000            -0-          $   1,150
  President and Chief Operating Officer/ Quarries
  Division, Director

John E. Keith.....................................       1998  $  169,200  $  17,500            -0-          $   1,150
  President/Memorials Division

George R. Anderson................................       1998  $  166,320  $  15,000            -0-          $   1,150
  Director (2)

------------------------

(1) In each case, represents a matching contribution under the Company's 401K plan.

(2) Mr. Anderson resigned as Chief Financial Officer and Treasurer, effective February 1, 1999 and resigned as Senior Vice President/Finance, effective April 1, 1999.

STOCK OPTION GRANTS

    No grants of stock options were made during the year ended December 31, 1998 by the Company to the Named Executive Officers.

    The following table sets forth information concerning options to purchase Class B Common Stock (except for John E. Keith who has options to purchase Class A Common Stock) held by the Named Executive Officers on December 31, 1998. The Class B Common Stock is convertible on a share-for-share basis into Class A Common Stock. During 1998, no stock options were exercised by any of the Named Executive Officers. The Company has not granted any stock appreciation rights.

                         FISCAL YEAR-END OPTION VALUES

NAME                                                       EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
---------------------------------------------------------  -----------  -------------  ------------  -------------
                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                   OPTIONS AT             IN-THE-MONEY OPTIONS
                                                               DECEMBER 31, 1998         AT DECEMBER 31, 1998(1)
                                                           --------------------------  ---------------------------

Kurt M. Swenson..........................................     107,500         5,000    $  1,236,975   $    50,650

Richard C. Kimball.......................................      82,500         5,000         988,200        52,550

George R. Anderson.......................................      65,000        10,000         750,150       105,100

Jon M. Gregory...........................................      55,000        20,000         611,550       210,200

John E. Keith............................................      25,000        37,500               0             0

------------------------

(1) These values are calculated using the $14 1/4 per share closing price of the Class A Common Stock on the Nasdaq National Market on December 31, 1998.

PENSION PLANS

    The Company maintains a qualified pension plan (the "Pension Plan"), and has entered into non-qualified salary continuation agreements (the "Salary Continuation Agreements") with certain officers of the Company, including the Named Executive Officers listed in the table on the next succeeding page. The Company's Pension Plan is noncontributory and provides benefits based upon length of service and final average earnings. Generally, employees age 21 with one year of continuous service are eligible to participate in the Pension Plan. The annual pension benefits shown for the Pension Plan assume a participant attains age 65 during 1999 and retires immediately. The Employee Retirement Income Security Act of 1974 places limitations on the compensation used to calculate pensions and on pensions which may be paid under federal income tax qualified plans, and some of the amounts shown on the following table may exceed the applicable limitations. Such limitations are not currently applicable to the Salary Continuation Agreements.

    The following table shows the total estimated annual retirement benefits payable upon normal retirement under the Pension Plan for the Named Executive Officers at the specified executive remuneration and years of continuous service.

                               PENSION PLAN TABLE

FINAL AVERAGE
COMPENSATION                                            15 YEARS    20 YEARS    25 YEARS    30 YEARS    35 YEARS
-----------------------------------------------------  ----------  ----------  ----------  ----------  ----------

$125,000.............................................  $   39,274  $   52,365  $   65,456  $   78,547  $   78,547

$150,000.............................................  $   47,524  $   63,365  $   79,206  $   95,047  $   95,047

$175,000.............................................  $   55,774  $   74,365  $   92,956  $  111,547  $  111,547

$200,000.............................................  $   64,024  $   85,365  $  106,706  $  128,047  $  128,047

$225,000.............................................  $   72,274  $   96,365  $  120,456  $  144,547  $  144,547

$250,000.............................................  $   80,524  $  107,365  $  134,206  $  161,047  $  161,047

$275,000.............................................  $   88,774  $  118,365  $  147,956  $  177,547  $  177,547

$300,000.............................................  $   97,024  $  129,365  $  161,706  $  194,047  $  194,047

$325,000.............................................  $  105,274  $  140,365  $  175,456  $  210,547  $  210,547

$350,000.............................................  $  113,524  $  151,365  $  189,206  $  227,047  $  227,047

    These calculations are based on the retirement formula in effect as of December 31, 1998, which provides an annual life annuity at age 65 equal to 1.8% of a participant's final five-year average compensation (excluding bonus) plus
 .4% of a participant's final five-year average compensation in excess of social security covered compensation times years of service to a maximum of 30 years. The benefits listed in the table above are not subject to any deduction for Social Security or other offset amount. Estimated years of continuous service for each of the Named Executive Officers, as of December 31, 1998 and rounded to the full year, are: Mr. Anderson, 30 years; Mr. Gregory, 23 years; Mr. Keith, 1 year; Mr. Kimball, 6 years; and Mr. Swenson, 15 years.

    In addition, the Company's Salary Continuation Agreements provide for supplemental pension benefits to certain officers of the Company, including the Named Executive Officers listed in the table below. The following table sets forth the supplemental pension benefits for the specified Named Executive Officers under their respective Salary Continuation Agreements.

                                                                                                              ANNUAL
                                                                                             TOTAL YEARS    RETIREMENT
                                                                             ANNUAL BASE     OF SERVICE       BENEFIT
NAME                                                                        COMPENSATION      AT AGE 65      AT AGE 65
--------------------------------------------------------------------------  -------------  ---------------  -----------

K. Swenson................................................................   $   310,320             26         92,165

R. Kimball................................................................   $   210,360             12         27,347

J. Gregory................................................................   $   171,920             39         41,261

G. Anderson...............................................................   $   166,320             35         35,925

    These calculations are based on individual Salary Continuation Agreements, which provide a 100% joint and survivor annuity at age 65 equal to a percentage, ranging from .6% to 1.1%, of a participant's highest annual base compensation times full years of service. The percentage range has been determined by the Board of Directors. There are no compensation increases assumed in these calculations.

COMPENSATION COMMITTEE REPORT

OVERALL POLICY

    The Company's compensation of its executives is designed to link compensation to performance. The objectives of this strategy are to attract and retain the best possible executives, to motivate them to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results, both short term and long term.

    The Compensation Committee determines the compensation of the individuals whose compensation is detailed in this Proxy Statement (including in the Summary Compensation Table) and the Company's other executive officers.

    The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options. In addition, although the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the specific elements described below.

BASE SALARIES

    The base salaries of the Company's executives for 1998 were determined by the Compensation Committee. In determining such base salaries the Compensation Committee considered historical salaries paid by the Company to officers having similar duties and responsibilities and salaries paid to similar executives by publicly held companies in the death care industry. There was no change in Mr. Swenson's base salary between 1997 and 1998.

ANNUAL PERFORMANCE BONUS

    The Company's executive officers are eligible for an annual cash performance bonus. In 1998, the Compensation Committee recommended the establishment of a bonus pool for the Company's officers in respect of 1998 earnings. Based on this recommendation, the Board of Directors implemented a bonus pool for the Company's officers in respect of 1998 earnings in an amount equal to approximately 2% of the Company's 1998 earnings before interest and taxes, subject to elimination or reduction as necessary for the Company to achieve (after giving effect to all bonuses) a specified minimum 1998 earnings per fully diluted share of Common Stock. Allocation of the bonus pool among the participants therein was determined by the Compensation Committee. Such determination took into account each individual's responsibilities and relative experience, contribution to the Company's growth and implementation of its strategic plan, and financial performance of the relevant business units for executives with responsibility for such units.

    Mr. Swenson received a bonus for 1998 determined by the Compensation Committee, based on substantially the same factors as described above with respect to allocation of the bonus pool, and which were intended to be commensurate with the bonuses received by the Company's most senior executives under the bonus pool arrangement described above consistent with past practice.

STOCK OPTIONS

    Under the 1994 Plan, stock options may be granted to the Company's executives by the Compensation Committee. In general, the guidelines for the grant and size of stock option awards are based on factors similar to those used to determine base salaries and annual bonus. Stock options are typically granted with an exercise price equal to the market price of the Common Stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of such options cannot be realized unless stock price appreciation occurs over time. No stock option grants were made in 1998 to any of the Named Executive Officers as part of their compensation package for 1998. Stock options were granted to two officers who joined the Company in 1998 and various principals of acquired retailers.

CONCLUSION

    Through the programs described above, a significant portion of the Company's executive compensation is linked directly to corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period. In 1998, the Compensation Committee began a comprehensive review (which is still in progress) of the compensation program for officers to more directly link compensation to corporate performance.

                                          COMPENSATION COMMITTEE

                                          James L. Fox
                                          Charles M. Waite (Chairman)
                                          Frederick E. Webster, Jr.

COMPENSATION OF DIRECTORS

    Directors who are not also officers of the Company are paid annual directors' retainers of $5,000, and $250 for each meeting of the Board, including committee meetings. Directors are also eligible for stock option grants under the 1994 Plan.

EMPLOYMENT AGREEMENTS

    The Company has an employment agreement with Kurt M. Swenson (the "Swenson Employment Agreement") for retention of his services as President and Chief Executive Officer of the Company. The term of the Swenson Employment Agreement commenced on October 24, 1997, the date of consummation of the IPO (the "Commencement Date"), and continues until the fifth anniversary thereof, provided that on the third and each subsequent anniversary of the Commencement Date such term will automatically be extended for one additional year, unless, not later than ninety days prior to the expiration of the term, the Company or Mr. Swenson gives notice that the term will not be extended. The Swenson Employment Agreement provides for continued payment of salary and benefits over the remainder of the term if Mr. Swenson's employment is terminated by the Company without Cause (as defined in the Swenson Employment Agreement) or as a result of death or disability or by Mr. Swenson for Good Reason (as defined in the Swenson Employment Agreement). The Swenson Employment Agreement also provides for a lump sum payment to Mr. Swenson equal to the sum of (i) accrued but unpaid salary, and a prorated bonus amount equal to the greater of the largest annual bonus paid to Mr. Swenson during the prior three years and the annual bonus payable in respect of the most recently completed fiscal year (the "Highest Annual Bonus"), through the date of termination and (ii) three times the sum of (A) his then annual salary and (B) Highest Annual Bonus, and for continuation of benefits for three years, if Mr. Swenson's employment is terminated by the Company (other than for Cause, death or disability) during the twelve-month period following, or prior to but in connection with, or by Mr. Swenson during the twelve-month period following, a Change in Control (as defined in the Swenson Employment Agreement). In the event of a termination related to a Change in Control, Mr. Swenson may elect in lieu of the lump sum payment described above, to receive in a lump sum or over the then remaining term of the Swenson Employment Agreement, an amount equal to the total amount he would have been entitled to receive if his employment had been terminated by the Company without Cause or by Mr. Swenson for Good Reason. If any payment or distribution by the Company to or for the benefit of Mr. Swenson under the Swenson Employment Agreement would be subject to the excise tax imposed by
Section 4999 of the Code or any interest or penalties are incurred by Mr. Swenson with respect to such excise tax, then Mr. Swenson will generally be entitled to receive an additional payment such that after payment by Mr. Swenson of all taxes, Mr. Swenson retains an amount of the additional payment equal to the excise tax imposed.

    The Company also has employment agreements with each of the other Named Executive Officers (such employment agreements being referred to collectively as the "Other Employment Agreements"), each of which provides for an initial five-year employment term commencing on October 24, 1997, the date of consummation of the IPO. The Other Employment Agreements provide for benefits of the type generally provided to key executives of the Company, and for continued payment of salary and benefits over the remainder of the term if the employee's employment is terminated by the Company without Cause (as defined in the Other Employment Agreements). The Other Employment Agreements or related undertakings generally prohibit the employee from competing with the Company during the term of employment and for two years thereafter, and contain customary confidentiality provisions in favor of the Company. As noted above, George R. Anderson resigned as the Company's Chief Financial Officer and Treasurer, effective February 1, 1999 and as a Senior Vice President/Finance, effective April 1, 1999.

                         COMPARATIVE STOCKHOLDER RETURN

    The following graph compares on a cumulative basis the percentage change during the period from October 21, 1997 to December 31, 1998, in the total stockholder return on (i) the Class A Common Stock of the Company, (ii) the Russell 2000 Stock Price Index, (iii) the S&P 500 Index and (iv) an industry peer group index of the following seven publicly traded companies: Carriage Services Inc., Hillenbrand Industries, Loewen Group, Inc., Matthews International Corp., Service Corp. International, Stewart Enterprises, Inc. and York Group Inc. (the "Industry Peer Group"). The graph assumes that the value of the investment in the Company's Class A Common Stock and in each index was $100 on October 21, 1997 and that all dividends were reinvested. The returns for each company in the Industry Peer Group are weighted according to its stock market capitalization at the beginning of each period for which a return is indicated.

    The Company no longer includes Equity Corp. International ("ECI") in its Industry Peer Group since ECI was acquired by Service Corp. International and is therefore no longer a separately traded public company.

    The Company has added the Russell 2000 Index to the comparative stockholder return information this year because of the fact that the Company is much smaller than those companies in the S&P 500 and more comparable in size to the companies that make up the Russell 2000 Index. The Company currently intends to eliminate the S&P 500 Index for comparison purposes beginning in 2000.

           COMPARISON OF STOCKHOLDER TOTAL RETURN AMONG ROCK OF AGES
                      CORPORATION, THE RUSSELL 2000 INDEX
                 THE S&P 500 INDEX, AND AN INDUSTRY PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           ROCK OF AGES                    RUSSELL 2000    INDUSTRY
            CORPORATION    S&P 500 INDEX      INDEX       PEER GROUP
10/21/97         $100.00          $100.00       $100.00       $100.00
12/31/97          $73.37          $100.17        $96.29       $111.38
12/31/98          $68.56          $126.88        $92.97       $109.55

                                                                                                  COMPARISON OF
                                                                                               STOCKHOLDER RETURNS
                                                                                       10/21/97     12/31/97     12/31/98
                                                                                      -----------  -----------  -----------
Rock of Ages Corporation............................................................         100        73.37        68.56
S&P 500 Index.......................................................................         100       100.17       126.88
Russell 2000 Index..................................................................         100        96.29        92.97
Industry Peer Group.................................................................         100       111.38       109.55

    The above data is based upon the closing price of the Class A Common Stock on December 31, 1998 of $14.25 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In connection with and prior to the Company's IPO, the Company effected a reorganization whereby, among other things, the Company's then parent corporation Swenson Granite Company, Inc. ("Swenson Granite") was merged with and into the Company, with the Company as the surviving corporation, and, immediately prior to such merger, Swenson Granite distributed its curb and landscaping business to its stockholders through a pro rata distribution of all of the member interests in a newly formed limited liability company named Swenson Granite Company LLC ("Swenson LLC"). Kurt M. Swenson, the Company's Chairman, President and Chief Executive Officer, and his brother Kevin C. Swenson, each own approximately 30.3% of Swenson Granite LLC. Certain other executive officers and directors of the Company collectively own approximately 9% of Swenson LLC. Kurt M. Swenson serves as a non-officer Chairman of the Board of Swenson LLC, but has no involvement with its day-to-day operations. Robert Pope, a holder of more than five percent of the Class B Common Stock, is the President and Chief Executive Officer, and owns approximately 5% of Swenson LLC. Neither Kurt M. Swenson nor any other officer of the Company, receives salary, bonus, expenses or other compensation from Swenson LLC, except for any pro rata share of earnings attributable to their ownership interest in Swenson LLC.

    Swenson LLC owns two granite quarries, one in Concord, New Hampshire and another in Woodbury, Vermont. Both have been owned by Swenson LLC (or its predecessor Swenson Granite) for more than 40 years. The Company purchases Woodbury granite from Swenson LLC at the same price Swenson LLC charges its landscape manufacturing operations. Because of the proximity of the Woodbury quarry to Barre, Vermont, the Company provides, and may continue to provide, certain maintenance services and equipment to the Woodbury quarry. Both the Company and Swenson LLC have the right to terminate these services at any time and the Company has no obligation to purchase or continue to purchase Woodbury granite from Swenson LLC. The Company also purchases Concord blocks from Swenson LLC at market prices. The Company's purchases of granite provided by Swenson LLC in 1998 were approximately $579,000. The Company believes these arrangements with Swenson LLC are as favorable, or more favorable, to the Company than would be available from an unrelated party for comparable granite blocks.

    In connection with the Keystone acquisition in 1997, the Company entered into Supply Agreements with Missouri Red and its subsidiary KGCI. G. Thomas Oglesby, Jr. is the sole owner of Missouri Red and the trustee of a trust for the benefit of his mother and others which hold 100% of KGCI. G. Thomas Oglesby, Jr. is an officer of the Company. The Company believes the terms and conditions of the Supply Agreements are as favorable to the Company as would be available from unrelated suppliers. In 1998, the Company's purchases from Missouri Red were approximately $790,000.

    In connection with the acquisition of Keith Monument in 1997, the Company entered into a five year triple net lease agreement with John E. Keith, who is an executive officer of the Company, and Mr. Keith's nephew, for office buildings and retail locations. The lease provides for, and in 1998 the Company paid, annual rental payments of $120,000.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board has selected KPMG LLP as the Company's independent auditors for the fiscal year 1999, and has further directed that management submit the selection of the independent auditors for ratification by the stockholders at the Meeting. KPMG LLP has audited the Company's financial statements since 1990. Representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of KPMG LLP as the Company's independent auditors is not required by the By-Laws, or otherwise. In the event the Company's stockholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Board, in its discretion may direct the appointment of a different auditing firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by Proxies at the Meeting will be required to ratify the selection of KPMG LLP.

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 1999. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" SUCH RATIFICATION.

                                 OTHER MATTERS

    Management of the Company has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying Proxies in accordance with their best judgment with respect to any such other matters which may come before the Meeting to the extent permitted by the applicable rules of the Commission.

                             STOCKHOLDER PROPOSALS

    Under the rules and regulations of the Commission, proposals of stockholders intended to be presented in the Company's proxy statement and forms of proxy for the Company's 2000 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than January 12, 2000 to be considered for inclusion in the Company's proxy statement and proxy cards for that meeting.

    Under the By-Laws, proposals of stockholders intended to be submitted for a formal vote (other than proposals to be included in the Company's proxy statement and forms of proxy) at the Company's 2000 Annual Meeting of Stockholders may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at its principal executive offices no earlier than February 19, 2000 and not later than March 20, 2000. The notice must contain certain information as specified in the By-Laws. Any such proposal received after March 20, 2000 will not be considered "timely" under the federal proxy rules for purposes of determining whether the Company may use discretionary authority to vote on such proposal.

                                      By Order of the Board of Directors

                                      John R. Monson
                                      Secretary

Graniteville, Vermont
May 11, 1999

     --------------------------------------------------------------------------
8888                        CLASS A COMMON STOCK
     --------------------------------------------------------------------------

                          ROCK OF AGES CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS - JUNE 18, 1999

    The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on June 18, 1999 and any adjournment or postponement thereof (the "Meeting"). In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason either of George R. Anderson or Frederick E. Webster, Jr. is unable to or will not serve, and matters incident to the conduct of the Meeting. This proxy revokes all prior proxies given by the undersigned.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF GEORGE R. ANDERSON AND FREDERICK E. WEBSTER, JR. AS DIRECTORS AND FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 1999. ADDITIONALLY, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED ABOVE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, THE ELECTION OF AN ALTERNATIVE PERSON TO SERVE AS A DIRECTOR IF FOR ANY REASON EITHER OF GEORGE R. ANDERSON OR FREDERICK E. WEBSTER, JR. IS UNABLE TO OR WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE COMPANY'S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE MEETING, THE RELATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE COMPANY'S 1998 ANNUAL REPORT.

                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!


                       ANNUAL MEETING OF STOCKHOLDERS
                          ROCK OF AGES CORPORATION

                                JUNE 18, 1999

                     ------------------------------------
                            CLASS A COMMON STOCK
                     ------------------------------------




                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


        /X/ Please mark your
        votes as indicated in
        this example.

                     FOR all         WITHHOLD
                 nominees listed   AUTHORITY to
                     at right      vote for all     The Company recommends a vote FOR the election of
                  (except as         nominees       George R. Anderson and Frederick E. Webster, Jr.
                  marked to the       listed        as directors and FOR the ratification of the
                  the contrary)      at right       selection of KPMG LLP as the independent auditors
                                                    of the Company for fiscal 1999.
                                                                                                              FOR  AGAINST  ABSTAIN
1 Election of                                 NOMINEES:  George R. Anderson         2 Ratification of the
  Directors duly      / /              / /               Frederick E. Webster, Jr.    selection of KPMG       / /    / /      / /
  nominated                                                                           LLP as the independent
                                                                                      auditors of the Company
(INSTRUCTION: To withhold authority to vote for                                       for fiscal 1999.
any individual nominee, write that nominee's
name in the space provided below.)                                                 Please mark, date and sign your name as it
                                                                                   appears on the proxy card and return it in
______________________________________________                                     the enclosed envelope.




(Signature) ____________________ (Signature) ____________________ (Title or Authority) ___________________ Dated: ___________, 1999

NOTE: Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope. Please sign exactly as your name appears hereon. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.


     --------------------------------------------------------------------------
8888                        CLASS B COMMON STOCK
     --------------------------------------------------------------------------

                          ROCK OF AGES CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS - JUNE 18, 1999

    The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designated on the reverse side, all shares of Class B Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on June 18, 1999 and any adjournment or postponement thereof (the "Meeting"). In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason either of George R. Anderson or Frederick E. Webster, Jr. is unable to or will not serve, and matters incident to the conduct of the Meeting. This proxy revokes all prior proxies given by the undersigned.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF GEORGE R. ANDERSON AND FREDERICK E. WEBSTER, JR. AS DIRECTORS AND FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 1999. ADDITIONALLY, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED ABOVE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, THE ELECTION OF AN ALTERNATIVE PERSON TO SERVE AS A DIRECTOR IF FOR ANY REASON EITHER OF GEORGE R. ANDERSON OR FREDERICK E. WEBSTER, JR. IS UNABLE TO OR WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE COMPANY'S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE MEETING, THE RELATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE COMPANY'S 1998 ANNUAL REPORT.

                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!


                       ANNUAL MEETING OF STOCKHOLDERS
                          ROCK OF AGES CORPORATION

                                JUNE 18, 1999

                     ------------------------------------
                            CLASS B COMMON STOCK
                     ------------------------------------




                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


        /X/ Please mark your
        votes as indicated in
        this example.

                     FOR all         WITHHOLD
                 nominees listed   AUTHORITY to
                     at right      vote for all
                  (except as         nominees
                  marked to the       listed
                  the contrary)      at right
                                                                                                              FOR  AGAINST  ABSTAIN
1 Election of                                 NOMINEES:  George R. Anderson         2 Ratification of the
  Directors duly      / /              / /               Frederick E. Webster, Jr.    selection of KPMG       / /    / /      / /
  nominated                                                                           LLP as the independent
                                                                                      auditors of the Company
(INSTRUCTION: To withhold authority to vote for                                       for fiscal 1999.
any individual nominee, write that nominee's
name in the space provided below.)                                                 Please mark, date and sign your name as it
                                                                                   appears on the proxy card and return it in
______________________________________________                                     the enclosed envelope.




(Signature) ____________________ (Signature) ____________________ (Title or Authority) ___________________ Dated: ___________, 1999

NOTE: Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope. Please sign exactly as your name appears hereon. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.
